Filed pursuant to Rule 497(e)
File Nos. 333-158133; 811-22282

Cook & Bynum Funds Trust (the “Trust”)
The Cook & Bynum Fund (the “Fund”)

Supplement dated April 24, 2023 to the Prospectus dated January 28, 2023
The first paragraph of the sub-section entitled “How to Buy and Sell Shares of the Fund—How to Purchase Shares” on page 23 of the Fund’s Prospectus is amended and restated in its entirety as shown below:
You may open the following types of accounts within the Fund: individual, joint, Transfer on Death, UGMA/UTMA, Traditional IRA, Roth IRA, and Coverdell Education Savings Account. You can invest in the Fund directly by mail, by wire transfer, via the Internet, or indirectly through participating financial intermediaries that have selling agreements with the Fund. After you have established your account with the Fund and made your first purchase, you may make subsequent purchases by mail, telephone, or via the Internet. You may also invest in the Fund through an automatic investment plan. You may buy and redeem shares at the Fund’s next-determined NAV after the Fund receives your request in good order. NAVs are determined only on days when the NYSE is open for regular trading. Any questions you may have can be answered by calling the Fund toll-free at 1-877-839-COBY (2629).
The first paragraph of the sub-section entitled “How to Buy and Sell Shares of the Fund—Purchases via the Internet” on page 26 of the Fund’s Prospectus is amended and restated in its entirety as shown below:
Once you have opened an account with the Fund and registered for online transaction privileges, you may make additional purchases of Fund shares online. Payment for shares purchased or redeemed through the internet may be made only through electronic funds transfer via the Automated Clearing House (“ACH”) using a predetermined bank account. Only bank accounts held at domestic financial institutions that are ACH members can be used for such transactions. You must have provided a voided check or savings deposit slip with which to establish your bank account instructions.

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If you have any questions, please call the Fund at 1-877-839-COBY (2629).
Please retain this supplement for future reference.